Exhibit 10.17

[UNIT VESTING,] (1) EQUITY RETENTION AND

RESTRICTIVE COVENANT AGREEMENT

                          , 2014

[Name]
[Title]
Virtu Financial, Inc.
645 Madison Avenue
New York, New York 10022-1010

Re:  [Unit Vesting, ]Equity Retention and Restrictive Covenant Agreement

Dear [Mr./Ms.] [Name]:

[Executive] (the “Executive”) [and [Family Entity] (collectively, the “undersigned”) understand that Virtu Financial LLC, a Delaware limited liability company (“Virtu LLC”), proposes to consummate a reorganization in connection with an initial public offering (the “IPO”) of Class A common stock, $0.00001 par value per share (“Class A Common Stock”), of Virtu Financial, Inc., a Delaware corporation (the “Company”).  In connection with the IPO, the Company requires that management employees who hold Pre-IPO Company Securities (as defined below) be subject to certain restrictions regarding the sale and transfer of such Pre-IPO Company Securities and acknowledge and agree to continue to be bound by certain post-termination restrictive covenants, as further described herein.

1.                                      Equity Reclassification

(a)                                 In accordance with the Reorganization Agreement, immediately prior to the date and time the IPO becomes effective, all outstanding limited liability company interests of Virtu LLC (“Existing Virtu LLC Interests”) will be reclassified into non-voting common limited liability company interests of Virtu LLC (“Common Units”) based on a hypothetical liquidation value of Virtu LLC (the “Hypothetical Liquidation Value”) and the IPO price per share of the Class A Common Stock.  In connection with such reclassification, all outstanding limited liability company interests of East MIP (“East MIP Interests”), which represent an indirect interest in a number of attributable Existing Virtu LLC Interests, will remain outstanding and represent an indirect interest in a number of attributable Common Units.

(b)                                 In addition, the undersigned will subscribe for a number of shares of Class [C/D] Common Stock equal to the number of Common Units held thereby.  From and after the IPO, such Common Units, together with such shares of Class [C/D] Common Stock, are exchangeable for shares of Class [A/B] Common Stock pursuant to the Exchange Agreement.

(c)                                  Further, upon the dissolution of East MIP, the East MIP Interests held by the undersigned will entitle the undersigned to receive a portion of the Common Units held by East

(1)   Note to Draft: References to unit vesting included only in agreements with employees that directly hold Common Units subject to additional vesting.

MIP, together with corresponding shares of Class [C/D] Common Stock, which shall be subsequently exchangeable for shares of Class [A/B] Common Stock pursuant to the Exchange Agreement.

(d)                                 The undersigned acknowledge and agree that the equity interests set forth on Exhibit A attached hereto (i) represent all of the undersigned’s Existing Virtu LLC Interests and East MIP Interests (determined after giving effect to the dissolution of any entities through which the undersigned previously indirectly held any such equity interests) [and (ii) after giving effect to the transactions described in paragraph 1(a), the undersigned’s Common Units will continue to be subject to [(x)] the Virtu LLC Agreement and the East MIP LLC Agreement [and (y) in the case of unvested Common Units, the Virtu LLC MIP and the time-based vesting terms applicable to such equity interests as in effect immediately prior to the IPO as set forth on Exhibit A attached hereto].

(e)                                  As soon as reasonably practicable following the IPO, the undersigned will be provided by Virtu LLC with written notice setting forth the portion of the Hypothetical Liquidation Value represented by the undersigned’s Common Units and East MIP Interests and the resulting number of Common Units and East MIP Interests that the undersigned then own after giving effect to the transactions contemplated by the Reorganization Agreement and the IPO.

2.                                      Equity Retention

(a)                                 Except as otherwise provided herein, the undersigned hereby agree that, without the prior written consent of the Company, the undersigned will not directly or indirectly Transfer all or any part of their respective Pre-IPO Company Securities or any right or economic interest pertaining thereto, including the right to vote or consent on any matter or to receive or have any economic interest in distributions or advances from the Company or Virtu LLC pursuant thereto (the foregoing restrictions are hereinafter referred to as the “Lock-Up Restrictions”).

(b)                                 Notwithstanding anything herein to the contrary, the Lock-Up Restrictions shall cease to apply to the Pre-IPO Company Securities as follows:

(i)                                     upon the consummation of the IPO, the undersigned, collectively, may Transfer up to 15% of their Pre-IPO Company Securities pursuant to the Equity Purchase Agreement, to the extent such Pre-IPO Company Securities have vested;

(ii)                                  on and after the first (1st) anniversary of the consummation of the IPO, the undersigned, collectively, may Transfer up to a cumulative 30% of their Pre-IPO Company Securities, to the extent such Pre-IPO Company Securities have vested;

(iii)                               on and after the second (2nd) anniversary of the consummation of the IPO, the undersigned, collectively, may Transfer up to a cumulative 45% of their Pre-IPO Company Securities, to the extent such Pre-IPO Company Securities have vested;

(iv)                              on and after the third (3rd) anniversary of the consummation of the IPO, the undersigned, collectively, may Transfer up to a cumulative 60% of their Pre-IPO Company Securities, to the extent such Pre-IPO Company Securities have vested;

(2)   Note to Draft: References to Class B Common Stock and Class D Common Stock applicable only in agreement with Vincent Viola.

(v)                                 on and after the fourth (4th) anniversary of the consummation of the IPO, the undersigned, collectively, may Transfer up to a cumulative 75% of their Pre-IPO Company Securities, to the extent such Pre-IPO Company Securities have vested;

(vi)                              on and after the fifth (5th) anniversary of the consummation of the IPO, the undersigned, collectively, may Transfer up to a cumulative 90% of their Pre-IPO Company Securities, to the extent such Pre-IPO Company Securities have vested; and

(vii)                           on and after the sixth (6th) anniversary of the consummation of the IPO, the Lock-Up Restrictions shall no longer apply, and the undersigned may Transfer any or all of their remaining Pre-IPO Company Securities, to the extent such Pre-IPO Company Securities have vested.

For the purposes of this paragraph 2(b), the percentage of Pre-IPO Company Securities permitted to be Transferred shall be determined based on the total number of shares of Class A Common Stock owned by the undersigned and their Permitted Transferees as of the Reorganization Date (including any Pre-IPO Company Securities to be sold thereby pursuant to the Equity Purchase Agreement, but excluding any shares of Class A Common stock underlying awards under the Company MIP made thereto in connection with the IPO (“IPO Grants”)), in each case, determined on an “as-converted” basis based on the number of shares of Class A Common Stock, in the aggregate and without duplication, into which the Pre-IPO Company Securities owned of record thereby (whether vested or unvested) are directly or indirectly convertible or exchangeable; provided that, for the purposes of clause (b)(i) only, such total number of Pre-IPO Company Securities owned by the undersigned and their Permitted Transferees shall be determined based on the number of such Pre-IPO Company Securities that would have been owned thereby as of the Reorganization Date assuming the Midpoint Liquidation Value was the Hypothetical Liquidation Value and the IPO price per share of the Class A Common Stock was the IPO Price Range Midpoint.

(c)                                  Notwithstanding anything herein to the contrary, the Lock-Up Restrictions shall not apply to (i) shares of Company Common Stock and any securities then convertible into or exchangeable for shares of Company Common Stock acquired (x) in open market transactions after the completion of the IPO or (y) pursuant to awards under the Company MIP (including any IPO Grants), (ii) the establishment of a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Transfer of shares of Company Common Stock; provided that such plan does not provide for the Transfer of shares of Company Common Stock not otherwise permitted pursuant to clause (b) above, (iii) the granting of a revocable proxy to officers or directors of the Company at the request of the board of directors of the Company (the “Board”) in connection with actions to be taken at annual or special meetings of stockholders or in connection with any action by written consent of the stockholders solicited by the Board (at such times as action by written consent of stockholders is permitted under the certificate of incorporation of the Company), (iv) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with the Company and/or its stockholders that (A) is disclosed in writing to the Secretary of the Company, (B) either has a term not exceeding one (1) year or is terminable by the undersigned at any time and (C) does not involve any payment of cash, securities, property or other consideration to the undersigned other than the mutual promise to vote Pre-IPO Company Securities in a designated manner, (v)

entering into a customary voting or support agreement (with or without granting a proxy) in connection with any merger, consolidation or other business combination of the Company, whether effectuated through one transaction or series of related transactions (including a tender offer followed by a merger in which holders of Class A Common Stock receive the same consideration per share paid in the tender offer) (a “Business Combination”), (vi) the fact that the spouse of the Executive possesses or obtains an interest in such holder’s Pre-IPO Company Securities arising solely by reason of the application of the community property laws of any jurisdiction, so long as no other event or circumstance shall exist or have occurred that constitutes a Transfer of such shares of Pre-IPO Company Securities, (vii) any Transfer in connection with, and as contemplated by, the Reorganization Agreement, (viii) any Transfer pursuant to any Business Combination and, to the extent such Business Combination is a Disposition Event (as such term is defined in the certificate of incorporation of the Company), following such Disposition Event (it being understood and agreed that, to the extent such Business Combination is not a Disposition Event, the Lock-Up Restrictions shall continue to apply to any securities into which such Pre-IPO Company Securities are exchanged or converted in such Business Combination), (ix) transfers of Pre-IPO Company Securities to Permitted Transferees; provided that such Permitted Transferee shall have executed and delivered to the Company such instruments as the Company deems necessary or desirable, in its reasonable discretion, to confirm the agreement of such Permitted Transferee to be bound by all the terms and provisions of this letter agreement and that, except as otherwise required by Applicable Law, such Permitted Transferee shall immediately Transfer such Pre-IPO Company Securities and all rights and obligations hereunder to the undersigned or another Permitted Transferee at such time that it ceases to be a Permitted Transferee, (x) the pledge of Pre-IPO Company Securities by the undersigned that creates a mere security interest in such Pre-IPO Company Securities pursuant to a bona fide loan or indebtedness transaction so long as the undersigned continue to exercise sole voting control over such pledged Pre-IPO Company Securities; provided, however, that a foreclosure on such Pre-IPO Company Securities or other similar action by the pledgee shall constitute a Transfer for the purposes of the Lock-Up Restrictions, or (xi) any Exchange (as such term is defined in the Exchange Agreement), it being understood and agreed that any shares of Class [A/B] Common Stock issued in such Exchange shall continue to be subject to the Lock-Up Restrictions.

(d)                                 The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Company Common Stock except in compliance with the foregoing restrictions.

(e)                                  For the avoidance of doubt, in addition to the Lock-Up Restrictions, (i) any Transfer of Common Units shall be subject to the restrictions on Transfer applicable thereto pursuant to the Virtu LLC Agreement, (ii) any Transfer of East MIP Interests shall be subject to the restrictions on Transfer applicable thereto pursuant to the East MIP LLC Agreement and (iii) the Common Units in which the undersigned have a direct or indirect ownership interest shall be subject to the restrictions on exchange set forth in the Exchange Agreement (collectively, the “Transfer Restrictions”).

3.                                      Restrictive Covenants.  The undersigned hereby acknowledge and agree that they shall continue to be bound by the Virtu LLC Agreement and the East MIP LLC Agreement as Members thereof, including, for the avoidance of doubt, the restrictive covenants set forth in

Section 9.04 of the Virtu LLC Agreement, in accordance with the terms and conditions thereof.

4.                                      Definitions.

(a)                                 “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided that no holder of Pre-IPO Company Securities nor any Affiliate of such holder shall be deemed to be an Affiliate of any other holder of Pre-IPO Company Securities or any of its Affiliates solely by virtue of such holder’s Pre-IPO Company Securities.

(b)                                 “Applicable Law” means, with respect to any Person, any federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority or Regulatory Agency that is binding upon or applicable to such Person or its assets, as amended unless expressly specified otherwise.

(c)                                  “Class C Common Stock” means Class C common stock, $0.00001 par value per share, of the Company.

(d)                                 “Class D Common Stock” means Class D common stock, $0.00001 par value per share, of the Company.

(e)                                  “Company Common Stock” means all classes and series of common stock of the Company, including the Class A Common Stock and Class C Common Stock.

(f)                                   “Company MIP” means the Virtu Financial, Inc. 2014 Management Incentive Plan.

(g)                                  “Control” (including the terms “controlling” and “controlled”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of such subject Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

(h)                                 “East MIP” means Virtu East MIP LLC, a Delaware limited liability company and special purpose vehicle through which the members thereof indirectly own Common Units.

(i)                                     “East MIP LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of East MIP, dated as of the Reorganization Date, in the form attached hereto as Exhibit C.

(j)                                    “Equity Purchase Agreement” means the Purchase Agreement by and among the Company, Virtu LLC and certain other members of Virtu LLC.

(k)                                 “Exchange Agreement” means the Exchange Agreement, dated as of the Reorganization Date, by and among the Company, Virtu LLC and the holders of Common Units and shares of Class C Common Stock and Class D Common Stock from time to time party thereto.

(l)                                     “Governmental Authority” means any transnational, domestic or foreign, federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any subdivision thereof.

(m)                             “IPO Price Range Midpoint” means the midpoint of the estimated public offering price range for the Class A Common Stock set forth on the cover page of the preliminary prospectus forming a part of the registration statement on Form S-1 filed by the Company with the Securities and Exchange Commission on [    ], 2014.

(n)                                 “Midpoint Liquidation Value” means the aggregate equity value of Virtu LLC as of the Reorganization Date implied by the IPO Price Range Midpoint.

(o)                                 “Permitted Transferee” means, with respect to the undersigned, (i) any immediate family member of the Executive (which would include parents, grandparents, lineal descendants, siblings of the Executive or the Executive’s spouse, and lineal descendants of siblings of the Executive or the Executive’s spouse) or any trust, family-partnership or estate-planning vehicle so long as the Executive and/or his or her immediate family members are the sole economic beneficiaries thereof, (ii) any corporation, limited liability company, partnership or other entity of which all of the economic beneficial ownership thereof belongs to the Executive, his or her immediate family members or any trust, family-partnership or estate-planning vehicle whose economic beneficiaries consist solely of the Executive and/or his or her immediate family members, (iii) a charitable institution controlled by the Executive, (iv) an individual mandated under a qualified domestic relations order and (v) a legal or personal representative of the Executive in the event of his or her death or disability.

(p)                                 “Person” means, any individual, firm, corporation, partnership, limited liability company, trust, estate, joint venture, Governmental Authority or other entity.

(q)                                 “Pre-IPO Company Securities” means (i) any Common Units and any corresponding shares of Class [C/D] Common Stock, (ii) any East MIP Interests and (iii) any shares any Company Common Stock (x) into which the foregoing are converted or exchanged (including pursuant to an exchange of Common Units, together with shares of Class [C/D] Common Stock, for shares of Class [A/B] Common Stock pursuant to the Exchange Agreement) or (y) that are distributed in respect of the foregoing.

(r)                                    “Registration Rights Agreement” means the Registration Rights Agreement by and among the Company and the stockholders party thereto, dated as of the Reorganization Date.

(s)                                   “Regulatory Agency” means the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Financial Services Authority, any non-U.S. regulatory agency and any other regulatory authority or body (including any state or provincial securities authority and any self-regulatory organization) with jurisdiction over the Company, Virtu LLC or any of Virtu LLC’s subsidiaries.

(t)                                    “Reorganization Agreement” means the Reorganization Agreement, dated as of the Reorganization Date, by and among the Company, Virtu LLC, East MIP and the other Persons listed on the signature pages thereto.

(u)                                 “Reorganization Date” means the date on which transactions contemplated by the Reorganization Agreement are consummated.

(v)                                 “Reorganization Documents” means the Reorganization Agreement, the Virtu LLC Agreement, the East MIP LLC Agreement, the Tax Receivable Agreement, the Exchange Agreement, the Registration Rights Agreement, the Virtu LLC MIP and this letter.

(w)                               “Tax Receivable Agreement” means the Tax Receivable Agreement by and among the Company, the undersigned and the other persons listed on the signature pages thereto.

(a)                                 “Transfer” means any offer, sale, contract to sell, grant of an option to purchase, short sale, assignment, transfer, exchange, gift, bequest, pledge or other disposition or encumbrance, direct or indirect, in whole or in part, by operation of law or otherwise.  The foregoing restriction is expressly agreed to preclude the relevant person from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the referent securities even if such securities would be disposed of by someone other than such person. Such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option) with respect to any of the referent securities or with respect to any security that includes, relates to, or derives any significant part of its value from such securities.  The terms “Transferred”, “Transferring”, “Transferor”, “Transferee” and “Transferable” have meanings correlative to the foregoing.

(b)                                 “Virtu LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Virtu LLC, dated as of the Reorganization Date, in the form attached hereto as Exhibit B.

(c)                                  [“Virtu LLC MIP” means the Virtu LLC Management Incentive Plan, as amended.]

5.                                      Miscellaneous.

(a)                                 IPO.  The undersigned understand that the Company is relying upon this agreement in proceeding toward consummation of the IPO.  The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.  This letter shall lapse and become null and void if the IPO shall not have occurred on or before [   ], 2014 or earlier if the Company has provided written notice to the undersigned that it has determined not to pursue the IPO. Whether or not the IPO actually occurs depends on a number of factors, including market conditions.

(b)                                 Amendment and Waiver.

(i)                                     Any provision of this letter agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this letter agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

(ii)                                  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

(c)                                  Binding Effect; Benefit; Assignment. The provisions of this letter agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  No provision of this letter agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.  No party may assign, delegate or otherwise transfer any of its rights or obligations under this letter agreement without the consent of each other party hereto, except that the Company may transfer or assign its rights and obligations under this letter agreement, in whole or from time to time in part, to any Person; provided that such transfer or assignment shall not relieve the Company of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to the Company.

(d)                                 Governing Law.  This letter agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this letter agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

(e)                                  Jurisdiction.  The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this letter agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, the undersigned agrees that service of process on such party as at the address provided on the signature page hereto shall be deemed effective service of process on the undersigned.

(f)                                   WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

(g)                                  Counterparts; Effectiveness. This letter agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This letter agreement shall be deemed entered into when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this letter agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

(h)                                 Entire Agreement. This letter agreement, the Reorganization Documents and the Company MIP (and any award to the undersigned under any of the foregoing), constitute the entire agreement between the parties with respect to the subject matter of this letter agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this letter agreement.

(i)                                     Severability. If any term or provision of this letter agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms or provisions of this letter agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

(j)                                    Interpretation.  Each and every provision of this letter agreement shall be construed as though both parties participated equally in the drafting of the same, and any rule of construction that a document shall be construed against the drafting party shall not be applicable to this letter agreement.  The words “hereof”, “herein” and “hereunder” and words of like import used in this letter agreement shall refer to this letter agreement as a whole and not to any particular provision of this letter agreement.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  Any singular term in this letter agreement shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include”, “includes” or “including” are used in this letter agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.  “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder.  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.  References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law.

[signature pages follow]

Very truly yours,

[Executive]

[Family Entity]

(Address)

Acknowledged and Agreed:

VIRTU FINANCIAL, INC.

By:
Name:
Title:

VIRTU FINANCIAL LLC

By:
Name:
Title:

Exhibit A

Existing Equity Interests

Applicable Entity [and Date of Grant]	[Vesting Terms]	Total Equity Interests	[Vested Equity Interests]	[Unvested Equity Interests]

Exhibit B

Virtu Financial LLC Agreement

[see attached]

Exhibit C

Virtu East MIP LLC Agreement

[see attached]